SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2013

Abtech Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52762	14-1994102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4110 N. Scottsdale Road, Suite 235 Scottsdale, Arizona 85251
(Address of principal executive offices)

480-874-4000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2013 annual meeting of stockholders (the “Annual Meeting”) on June 3, 2013. There were 67,509,462 shares of common stock eligible to be voted at the Annual Meeting and 39,131,547 shares of common stock were presented in person or represented by proxy at the Annual Meeting, which constituted a quorum to conduct business. There were four proposals submitted to the Company’s stockholders at the Annual Meeting.  Each of the proposals below is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 23, 2013. The final results of voting on each of the proposals are as follows:

Proposal 1 — Election of Directors. Each of the following nominees for director were elected to serve a one-year term expiring at the Company’s 2014 annual meeting of stockholders based on the following vote:

Name	Affirmative Votes	Votes Withheld	Broker Non-Votes
Glenn R. Rink	18,150,856	334,462	20,646,229
Jonathan Thatcher	18,130,425	354,893	20,646,229
Olivia H. Farr	18,087,425	397,893	20,646,229
David Greenwald	18,375,425	109,893	20,646,229
Karl Seitz	18,352,425	132,893	20,646,229
A. Judson Hill	18,098,425	386,893	20,646,229
Steven W. Kohlhagen	18,385,225	100,093	20,646,229

Proposal 2 — Ratification of Selection of Independent Registered Public Accounting Firm. Semple, Marchal & Cooper LLP was ratified as our independent registered public accounting firm for the year ending December 31, 2013 based on the following vote:

Affirmative Votes:	38,885,282
Votes Against:	177,082
Abstentions:	69,183
Broker Non-Votes:	-

Proposal 3 — Approval, by non-binding vote, of executive compensation. The compensation of certain of our executive officers, as disclosed in the proxy statement, was approved based on the following vote:

Affirmative Votes:	16,296,533
Votes Against:	1,575,188
Abstentions:	613,597
Broker Non-Votes:	20,646,229

Proposal 4 — Approval, by non-binding vote, to recommend the frequency with which stockholders of the Company shall be entitled to have an advisory vote on executive compensation. The voting for the frequency of future advisory votes on executive compensation was as follows:

1 Year:	6,487,018
2 Years	394,773
3 Years:	9,406,346
Abstentions:	2,197,181

Item 7.01 Regulation FD Disclosure

On June 3, 2013, the Company held its Annual Meeting of Stockholders at the offices of Grannus Financial Advisors, 1120 Avenue of the Americas, New York, New York. Following the adjournment of the meeting, the Company’s President, Glenn R. Rink, made a presentation regarding the status of the Company. A copy of the presentation is available on the Company’s website at www.abtechindustries.com/investor-info/presentations. Included in the presentation was a disclosure that the Company had received from the Environmental Protection Agency a one year extension to May 31, 2014, of the registration of the Company’s Smart Sponge Plus technology, which registration is conditioned upon the Company submitting to the EPA data from two studies currently being conducted.

In accordance with General Instruction B.2. of Form 8-K, the information disclosed in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2013

ABTECH HOLDINGS, INC.,
a Nevada corporation

By:	/s/ Glenn R. Rink
Glenn R. Rink
President and Chief Executive Officer

2